SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 31, 2000

                Date of Report (Date of earliest event reported)





                         ROEBLING FINANCIAL CORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                               (Applied for)
        -------------           -------------       -------------
(State or other jurisdiction      (File No.)       (IRS Employer
     of incorporation)                              Identification
                                                       Number)


Route 103 South and Delaware Avenue, Roebling, New Jersey       08554
---------------------------------------------------------       -----
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (609) 499-0355
                                                    --------------



                         Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          ROEBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         On January 31, 2000, Roebling Bank, a federally chartered savings bank ("Bank"), completed its stock holding company reorganization, whereby the Bank became the wholly owned subsidiary of Roebling Financial Corp, Inc., a federally chartered stock holding company ("Roebling Financial"). Roebling Financial is majority owned by Roebling Financial Corp., MHC, a federal mutual holding company.

         Pursuant to an Agreement and Plan of Reorganization dated November 4, 1998, each share of Bank common stock, by operation of law, became one share of common stock of Roebling Financial Corp, Inc.

         Registrar and Transfer Company, Cranford, New Jersey is Reobling Financial's transfer agent.

         The common stock of the Company has been registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and its common stock succeeded the Bank's common stock on the OTC Bulletin Board and trade under the symbol "ROEB."

         The Bank previously filed Exchange Act reports with the office of Thrift Supervision, Business Transactions Division, 1700 G Street, N.W., Washington, D.C. 20052.

         A copy of a press release issued January 31, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits.

                  2.1      Agreement and Plan of Reorganization
                  3.1      Federal Stock Charter
                  3.2      Bylaws
                  4.0      Form of Stock Certificate
                  10.1     Stock Option Plan
                  10.2     Restricted Stock Plan
                  99.0     Press Release dated January 31, 2000

         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ROEBLING FINANCIAL CORP, INC.



Date: January 31, 2000                      By:      /s/Kent C. Lufkin
                                                     -------------------
                                                     Kent C. Lufkin
                                                     President